Inspire Faithward Mid Cap Momentum ESG ETF

GLRY

Inspire Faithward Large Cap Momentum ESG ETF

FEVR

Each a Series of Northern Lights Fund Trust IV (the “Funds”)

Supplement dated April 19, 2021

to the Prospectus and Statement of Additional Information (the “SAI”) dated November 28, 2020

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Effective immediately, Jay Peroni no longer serves as Portfolio Manager of the Funds and has been replaced by Matthew Melott. Therefore, all references to Jay Peroni are removed from the Funds’ Prospectus and SAI.

The following replaces the disclosure in the Prospectus on pages 5 and 10:

Portfolio Managers: Aubrey Carlisle, Deputy Portfolio Manager of the Adviser, Darrell Jayroe, CFA®, Portfolio Manager of the Adviser; Robert Netzly, CEO of the Adviser have each served the Fund as a portfolio manager since it commenced operations in December 2020; and Matthew Melott, Portfolio Manager of the Sub-Adviser has served the Fund as a portfolio manager since April 2021.

The following disclosure has been added to the Portfolio Managers section on page 15 of the Prospectus:

Matthew Melott has been a Portfolio Manager with the Sub-Adviser since 2021.  Mr. Melott was previously at Valicenti Advisory Services as Associate Portfolio Manager from 2019 to 2021, Analyst from 2017 to 2019, and Leader of the Trading Team from 2016 to 2017.Previous to his experience with Valicenti Advisory Services, Mr. Melott was a Credit Analyst with AgChoice Farm Credit in 2015.

The following disclosure has been added to the SAI on page 23, 24 and 25:

PORTFOLIO MANAGERS

Aubrey Carlisle, Darrell Jayroe, Robert Netzly, and Matthew Melott serve as the portfolio managers of the Funds.

Matthew Melott

Total Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee (in millions)
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	5,841	$663	0	0

Compensation

Mr. Melott is compensated through a salary from the Sub-Adviser.

Ownership of Securities

The following table shows the dollar range of equity securities beneficially owned by the portfolio managers in the Funds as of the date of this SAI.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Inspire Faithward Mid Cap Momentum ESG ETF	Dollar Range of Equity Securities in the Inspire Faithward Large Cap Momentum ESG ETF
Matthew Melott	$0	$0

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You should read this Supplement in conjunction with the Funds' Prospectus and SAI dated November 28, 2020 and Summary Prospectus dated November 28, 2020, which provide information that you should know about each Fund before investing. The Funds' Prospectus and SAI have each been filed with the Securities and Exchange Commission and are incorporated by reference. Copies these documents may be obtained without charge by visiting www.inspireetf.com or by calling 1-877-658-9473.